Exhibit 10.4
Executed Version
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0270-15
This Amendment No. 4 COM0336-17 (the “Amendment No. 4”), dated as of August 11, 2017 (“Amendment No. 4”) is between Embraer S.A. (“Embraer”) and Aircastle Holding Corporation Limited (“Buyer”) collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0270-15 dated June 12th, 2015 as amended from time to time (the “Purchase Agreement”).
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 4 and the Purchase Agreement, this Amendment No. 4 shall control.
WHEREAS, [***];
WHEREAS, [***];
WHEREAS, [***].
WHEREAS, [***].
WHEREAS, [***].
WHEREAS, [***].
NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***].

2. [***].

3. [***].

4. [***].

5. AIRCASTLE/BASELINE E190 E2 AND E195 E2 AIRCRAFT CONFIGURATION

The Attachment “A1” and Attachment “A2” of the Purchase Agreement shall be deleted and replaced in their entirety by the Attachment “A1” and Attachment “A2” attached to this Amendment No. 4.

6. ATTACHMENT CHANGE

As a result of the changes above, the Attachment “A1”, Attachment “A2”, [***] to the Purchase Agreement are hereby deleted and replaced in their entirety by the Attachment “A1”, Attachment “A2”, [***] to this Amendment No. 4, which shall be deemed to be Attachment “A1”, Attachment “A2” [***] for all purposes under the Purchase Agreement.

7. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 4 shall remain in full force and effect without any change.

8. COUNTERPARTS

This Amendment No. 4 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 4 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 4 to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ John Slattery Name: John Slattery Title: President & CEO Commercial Aviation	By /s/ Alexander A. Green Name: Alexander A. Green Title: Director
By /s/ Simon Newitt Name: Simon Newitt Title: Vice President, Contracts Commercial Aviation
Place: São José dos Campos - SP Brazil	Place: __________

ATTACHMENT “A1”
E190-E2 BASELINE AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT
The E190-E2 Aircraft shall be manufactured according to [***], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

[***]

2.	OPTIONAL EQUIPMENT
The Aircraft will also be fitted with the following options selected by Buyer, [***]

3.	EXTERIOR FINISHING
The fuselage of each Aircraft shall be painted according to [***], which shall be supplied to Embraer by Buyer on or before [***] prior to [***]. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

4.	DEFINITION OF THE AIRCRAFT INTERIOR SPECIFICATION AND POSSIBLE CHANGES TO SUCH DEFINITION (LAYOUT, MONUMENTS AND/OR TRIM & FINISHING)

The Aircraft interior configuration in terms of layout and interior monuments shall be in accordance with the LOPA presented in this Attachment “A1” [***]. However, in case [***].

In case of [***]. All such definitions shall be included in a document named Customer Check List (“CCL”). The lead time to have this document signed by [***] shall be [***]

A1-1

ATTACHMENT “A1”
E190-E2 BASELINE AIRCRAFT CONFIGURATION

5.	OPTIONAL EQUIPMENT MODIFICATION

The Aircraft optional configuration in terms of optional items shall be in accordance with the options included in Article 2 of this Attachment. However, in case [***], such changes shall be [***].

[***]

6.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

In case [***], the following shall [***], the [***].

[***].

[***], as well as any other [***], shall be [***].

7.	EMBRAER RIGHT TO PERFORM FOR BUYER

7.1.	Buyer shall perform all the required actions defined in [***].

8.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer [***] before each relevant Aircraft Contractual Delivery Date.

In case [***], Embraer shall be entitled to [***].

9.	EXPORT CONTROL ITEMS

The Aircraft contain certain equipment subject to export control under the United States of America law, which may require specific export control license (such as the ones equipped in the current generation of E-Jet’s, the IESI - Integrated Electronic Standby Instrument System with an embedded QRS-11 gyroscopic microchip and the IRU - Inertial Reference Unit).

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

A1-2

THE FOLLOWING 41 PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

__________________________________________________________________________
A1-3

ATTACHMENT “A2”
E195-E2 AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The E195-E2 Aircraft shall be manufactured according to [***], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

[***]

2.	OPTIONAL EQUIPMENT

The Aircraft will also be fitted with the following options selected by Buyer, [***]

3.	EXTERIOR FINISHING

The fuselage of each Aircraft shall be painted according to [***], which shall be supplied to Embraer by Buyer on or before [***] prior to [***]. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

4.	DEFINITION OF THE AIRCRAFT INTERIOR SPECIFICATION AND POSSIBLE CHANGES TO SUCH DEFINITION (LAYOUT, MONUMENTS AND/OR TRIM & FINISHING)

The Aircraft interior configuration in terms of layout and interior monuments shall be in accordance with the LOPA presented in this Attachment “A2” [***]. However, in case [***].

In case of [***]. All such definitions shall be included in a document named Customer Check List (“CCL”). The lead time to have this document signed by [***] shall be [***]

5.	OPTIONAL EQUIPMENT MODIFICATION

The Aircraft optional configuration in terms of optional items shall be in accordance with the options included in Article 2 of this Attachment. However, in case [***], such changes shall be [***]

6.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

In case [***], the following shall [***], the [***].

[***].

[***], as well as any other [***], shall be [***].

__________________________________________________________________________
A2-1

ATTACHMENT “A2”
E195-E2 AIRCRAFT CONFIGURATION

7.	EMBRAER RIGHT TO PERFORM FOR BUYER

7.1.	Buyer shall perform all the required actions defined in [***].

8.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer [***] before each relevant Aircraft Contractual Delivery Date.

In case [***], Embraer shall be entitled to [***].

9.	EXPORT CONTROL ITEMS

The Aircraft contain certain equipment subject to export control under the United States of America law, which may require specific export control license (such as the ones equipped in the current generation of E-Jet’s, the IESI - Integrated Electronic Standby Instrument System with an embedded QRS-11 gyroscopic microchip and the IRU - Inertial Reference Unit).

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A2” SHALL PREVAIL.

THE FOLLOWING 41 PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

__________________________________________________________________________
A2-2